UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 8, 2016
(February 2, 2016)
CALERES, INC.
(Exact Name of Registrant as Specified in its Charter)

New York (State or other jurisdiction of incorporation)	1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri 63105 (Address of principal executive offices)

Registrant’s telephone number, including area code: (314) 854-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Daniel L. Karpel, the Company’s Senior Vice President, Chief Accounting Officer and Treasurer, notified the Company that he will be leaving the Company as of February 16, 2016 to pursue another opportunity. Effective upon Mr. Karpel’s departure, Kenneth H. Hannah, the Company’s Senior Vice President and Chief Financial Officer, will serve as the Company’s principal accounting officer. Biographical and other information regarding Mr. Hannah is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015 as filed with the Securities and Exchange Commission on April 1, 2015 and such information is hereby incorporated by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALERES, INC.

Date: February 8, 2016	By: /s/ Thomas C. Burke
Thomas C. Burke
Vice President, Legal and Secretary